                                                                    Exhibit 99.1


                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1996 96-6 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.


                                        GREEN TREE FINANCIAL CORP.


                                        BY:  /s/  Phyllis A. Knight
                                            -----------------------------
                                            Phyllis A. Knight
                                            Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                  7.35%, 7.95%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1996

                                          CUSIP#'S  393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                          TRUST ACCOUNT #80-4141300
                                          REMITTANCE DATE: 11/15/96

                                                                   Total $                   Per $1,000
                                                                    Amount                     Original
                                                                 -------------               ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                              $10,317,876.87

(b) Class M-1 Interest Deficiency Amount
    (if any) and Class B-1 Interest
    Deficiency Amount (if any) withdrawn
    for prior Remittance Date                                              0.00

(c) Amount Available after giving effect
    to withdrawal of Class M-1 Interest
    Deficiency Amount and B-1 Interest
    Deficiency Amount for prior Remittance
    Date                                                          10,317,876.87

A.  Interest
    (2) Aggregate Interest
        a. Class A-1 Remittance Rate (6.15%)                              6.15%
        b. Class A-1 Interest                                        226,405.32              4.35394846
        c. Class A-2 Remittance Rate (6.55%)                              6.55%
        d. Class A-2 Interest                                        152,833.33              5.45833321
        e. Class A-3 Remittance Rate (6.75%)                              6.75%
        f. Class A-3 Interest                                        315,000.00              5.62500000
        g. Class A-4 Remittance Rate (7.05%)                              7.05%
        h. Class A-4 Interest                                        393,625.00              5.87500000
        i. Class A-5 Remittance Rate (7.35%)                              7.35%
        j. Class A-5 Interest                                        183,750.00              6.12500000
        k. Class A-6 Remittance Rate (7.95%)                              7.95%
        l. Class A-6 Interest                                      1,115,484.38              6.62500003

    (3) Amount applied to:
        a. Unpaid Class A Interest
            Shortfall                                                       .00                     .00


                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 2

                                  CUSIP#'S   393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                  TRUST ACCOUNT #80-4141300
                                  REMITTANCE DATE: 11/15/96

                                                    Total $        Per $1,000
                                                    Amount          Original
                                                  -----------    --------------
(4) Remaining:
          a.  Unpaid Class A Interest
              Shortfall                                    .00             .00

B.   Principal
     (5) Formula Principal Distribution
          Amount                                  6,234,296.97             N/A
         a. Scheduled Principal                     386,959.07             N/A
         b. Principal Prepayments                 2,047,505.48             N/A
         c. Liquidated Contracts                     11,794.57             N/A
         d. Repurchases                           3,768,572.02             N/A
         e. Current Month Advanced Principal        675,692.12             N/A
         f. Prior Month Advanced Principal         (656,226.29)            N/A

     (6) Pool Scheduled Principal Balance       461,618,068.73

    (6b) Adjusted Pool Principal Balance        460,942,376.61      970.40495232
    (6c) Pool Factor                                0.97040495

     (7) Unpaid Class A Principal Shortfall
        (if any)following prior Remittance date            .00

     (8) Class A Percentage for such Remittance
          Date                                           92.37%

     (9) Class A Percentage for the following
          Remittance Date                                92.27%

    (10) Class A Principal Distribution:
         a. Class A-1                             6,234,296.97    119.89032635
         b. Class A-2                                      .00             .00
         c. Class A-3                                      .00             .00
         d. Class A-4                                      .00             .00
         e. Class A-5                                      .00             .00
         f. Class A-6                                      .00             .00
         g. Class A-7                                      .00             .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 3


                                          CUSIP#'S 393505-
                                      NW8,NX6,NY4,NZ1,PA4,PB2
                                     TRUST ACCOUNT #80-4141300
                                     REMITTANCE DATE: 11/15/96

                                              Total $            Per $1,000
                                              Amount              Original
                                            ----------          ------------
 (11)   Class A-1 Principal Balance       37,942,351.61         729.66060788
 (11a)        Class A-1 Pool Factor           .72966061

 (12)   Class A-2 Principal Balance       28,000,000.00         1000.0000000
 (12a)        Class A-2 Pool Factor          1.00000000

 (13)   Class A-3 Principal Balance       56,000,000.00         1000.0000000
 (13a)        Class A-3 Pool Factor          1.00000000

 (14)   Class A-4 Principal Balance       67,000,000.00         1000.0000000
 (14a)        Class A-4 Pool Factor          1.00000000

 (15)   Class A-5 Principal Balance       30,000,000.00         1000.0000000
 (15a)        Class A-5 Pool Factor          1.00000000

 (16)   Class A-6 Principal Balance      168,375,000.00         1000.0000000
 (16a)        Class A-6 Pool Factor          1.00000000

(17) Unpaid Class A Principal Shortfall
     (if any) following current Remittance
     Date                                           .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 4


                                               CUSIP#'S 393505-
                                               NW8,NX6,NY4,NZ1,PA4,PB2
                                               TRUST ACCOUNT #80-4141300
                                               REMITTANCE DATE: 11/15/96

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (18)    31-59 days                         2,324,324.82              74

    (19)    60 days or more                      699,964.06              25

    (20)    Current Month Repossessions          290,695.83               9

    (21)    Repossession Inventory               363,328.26              11

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

    (22) Average Sixty-Day Delinquency Ratio Test

         (a) Sixty-Day Delinquency Ratio for current Remittance Date    .15%

         (b)  Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 3.5%)                              .07%

    (23) Average Thirty-Day Delinquency Ratio Test

         (a) Thirty-Day Delinquency Ratio for current Remittance Date   .50%

         (b) Average Thirty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 5.5%)                               .35%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 5

                                            CUSIP#'S 393505-
                                            NW8,NX6,NY4,NZ1,PA4,PB2
                                            TRUST ACCOUNT #80-4141300
                                            REMITTANCE DATE: 11/15/96
(24) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to May
         31, 2001, 6.5% from June 1, 2001 to May 31, 2002,
         8.5% from June 1, 2002 to May 31, 2003 and and 9.5%
         thereafter)                                                   0.002%

(25) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date        9,735.23

     (b) Current Realized Loss Ratio (total Realized Losses
         for the most recent three months, multiplied by 4,
         divided by arithmetic average of Pool Scheduled
         Principal Balances for third preceding Remittance and
         for current Remittance Date; may not exceed 2.25%)              .01%

(26) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                              15.76%

(27) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance
         date greater than $7,437,576.00                                 .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                7.63%

         GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
     PASS-THROUGH CERTIFICATES,SERIES 1996-6
             CLASS M1 CERTIFICATES
                 MONTHLY REPORT
                 October, 1996                         CUSIP NO. 393505PD8
                     Page 6                            TRUST ACCOUNT #80-4143800
                                                       REMITTANCE DATE: 11/15/96

                                                          Total $         Per $1,000
                                                          Amount           Original
                                                       -------------     -------------
CLASS M1 CERTIFICATES
---------------------
(28)   Amount available (including Monthly
       Servicing Fee)                                   1,696,484.87

A.     Interest
(29)   Aggregate interest
       a.  Class M-1 Remittance Rate (8.05%,
           unless Weighted Average Contract
           Rate is below 8.05%)                                 7.95%
       b.  Class M-1 Interest                             251,750.00        6.62500000

(30)   Amount applied to Class M-1 Interest
        Deficiency Amount                                        .00                 0

(31)   Remaining unpaid Class M-1 Interest
        Deficiency Amount                                        .00                 0

(32)   Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall                   .00                 0

(33)   Remaining:
       a.  Unpaid Class M-1 Interest Shortfall                   .00                 0

B.     Principal
(34)   Formula Principal Distribution Amount                     .00               N/A
       a.  Scheduled Principal                                   .00               N/A
       b.  Principal Prepayments                                 .00               N/A
       c.  Liquidated Contracts                                  .00               N/A
       d.  Repurchases                                           .00               N/A

(35)   Class M-1 Principal Balance                     38,000,000.00     1000.00000000
(35a)  Class M-1 Pool Factor                              1.00000000

(36)   Class M-1 Percentage for such Remittance
       Date                                                      .00%


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 7

                                                      CUSIP NO. 393505PD8
                                                      TRUST ACCOUNT #80-41413800
                                                      REMITTANCE DATE: 11/15/96

                                                          Total $     Per $1,000
                                                           Amount      Original
                                                        ------------  ----------
(37)  Class M-1 Principal Distribution:
        a.  Class M-1 (current)                                  .00  0.00000000

        b. Unpaid Class M-1 Principal Shortfall (if
           any) following prior Remittance Date                  .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date                 .00

(39)  Class M-1 Percentage for the following
      Remittance Date                                           .00%

Class B1 Certificates
---------------------
(1)   Amount Available less the Class A Distribution
      Amount and Class M-1 Distribution amount
      (including Monthly Servicing Fee)                 1,444,731.87

(2)   Class B-1 Remittance Rate (8.10% unless
      Weighted Average Contract Rate is
      below 8.10%)                                             8.00%

(3)   Aggregate Class B1 Interest                         126,666.67  6.66666684

(4)   Amount applied to Unpaid Class B1 Interest
      Shortfall                                                  .00         .00

(5)   Remaining unpaid Class B1 Interest Shortfall               .00         .00

(6)   Amount applied to Class B1 Interest Deficiency
      Amount                                                     .00

(7)   Remaining Unpaid Class B-1 Interest Deficiency
      Amount                                                     .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                   .00

(8a)  Class B Percentage for such Remittance Date                .00

            GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
        PASS-THROUGH CERTIFICATES, SERIES 1996-6
                 CLASS M1 CERTIFICATES
                    MONTHLY REPORT
                    October, 1996                      CUSIP NO. 393505PE6,PF3
                        Page 8                         REMITTANCE DATE: 11/15/96

                                                          Total $        Per $1,000
                                                          Amount          Original
                                                       -------------     ----------
 (9)   Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                    .00

(10a)  Class B1 Principal Shortfall                              .00

(10b)  Unpaid Class B1 Principal Shortfall                       .00

(11)   Class B Principal Balance                       35,625,025.00

(12)   Class B1 Principal Balance                      19,000,000.00


Class B2 Certificates
---------------------
(13)   Remaining Amount Available                       1,318,065.20

(14)   Class B-2 Remittance Rate (8.45%
       unless Weighted Average Contract
       Rate is less than 8.45%)                                 8.35%

(15)   Aggregate Class B2 Interest                        115,682.47     6.95833360

(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                     .00            .00

(17)   Remaining Unpaid Class B2 Interest Shortfall              .00            .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                  .00

(19)   Class B2 Principal Liquidation Loss Amount                .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                      .00

(21)   Guarantee Payment                                         .00

(22)   Class B2 Principal Balance                      16,625,025.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996          CUSIP NO. 393505-PE6,PF3
                                    Page 9             REMITTANCE DATE: 11/15/96

                                                              Total  $     Per $1,000
                                                               Amount       Original
                                                            ------------   ----------
(23)  Monthly Servicing Fee (Deducted from Certificate
      Account balance to arrive at Amount Available if
      the Company or Green Tree Financial Corporation
      is not the Servicer; deducted from funds remaining
      after payment of Class A Distribution Amount, Class
      M-1 Distribution Amount, Class B-1 Distribution
      Amount and Class B-2 Distribution Amount; if the
      Company or Green Tree Financial Corporation is the
      Servicer)                                               194,930.37

(24)  3% Guarantee Fee                                      1,007,452.36

(25)  Class C Residual Payment                                       .00

(26)  Class M-1 Interest Deficiency on such Remittance
      Date                                                           .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                                .00

(28)  Repossessed Contracts                                   290,695.83

(29)  Repossessed Contracts Remaining in Inventory            363,328.26

(30)  Weighted Average Contract Rate                            10.34136


                                     GTFC
                                    1996-6
                                 October 1996
                              Defaulted Contracts


                                                      Estimated
                                                        Loss At
Account#    Principal     Interest       Amount       Sale Date
--------    ----------    --------     ----------     ---------
94304370     11,794.57       75.87      11,870.44      9,735.23

TOTALS      $11,794.57      $75.87     $11,870.44     $9,735.23
            ==========      ======     ==========     =========
